CODE OF ETHICS -- SUPERVISED PERSONS

                       FAYEZ SAROFIM & CO. AND AFFILIATES

                   REVISED AND EFFECTIVE AS OF JUNE 14, 2012













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CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

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                      CODE OF ETHICS -- SUPERVISED PERSONS
                                I. INTRODUCTION

          This Code of Ethics -- Supervised Persons (this "Code") applies to FS & Co.(1) and each FS & Co. Affiliate, and, among other things, this Code is intended to, and shall always be construed in a manner necessary to, satisfy, to the extent applicable, the requirements of (i) Rule 17j-1 under the Investment Company Act and (ii) Rule 204A-1 under the Investment Advisers Act. This Code applies to all Supervised Persons(2), especially those Supervised Persons of Investment Adviser Affiliates. Those Supervised Persons who are also Access Persons are subject to certain provisions in this Code not applicable to those Supervised Persons who are not also Access Persons. This Code extends to all activities of a Supervised Person, including such Supervised Person's duties as a Supervised Person and his or her duties in connection with any Related Fund. Among other things, this Code governs conflicts of interest in personal securities transactions, including those that typically arise, or may be deemed to arise, when a person associated with an Investment Adviser Affiliate or a Related Fund acquires or disposes of securities that are held or are to be acquired or disposed of by a Client Account or a Related Fund.

          FS & CO. AND EACH FS & CO. AFFILIATE RECOGNIZE ITS PARAMOUNT DUTY IS ITS FIDUCIARY DUTY TO ITS CLIENTS. ACCORDINGLY, FS & CO. AND EACH FS & CO. AFFILIATE HAVE AN OBLIGATION TO SEE THAT ITS RESPECTIVE SUPERVISED PERSONS UNDERSTAND, APPRECIATE AND UPHOLD THEIR RESPONSIBILITIES WITH RESPECT TO SUCH FIDUCIARY DUTY. THUS, AS A GENERAL MATTER, SUCH FIDUCIARY DUTY AND THIS CODE REQUIRE AS A MINIMUM THAT EACH SUPERVISED PERSON:

     o    MUST PLACE THE INTERESTS OF CLIENTS FIRST ABOVE ALL OTHER INTERESTS;

     o MUST (I) CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS IN A MANNER CONSISTENT WITH THIS CODE, (II) AVOID ANY ACTUAL OR POTENTIAL CONFLICT OF INTEREST, AND (III) NOT ABUSE HIS OR HER POSITION OF TRUST AND RESPONSIBILITY;

     o MUST RECOGNIZE THAT HE OR SHE SHOULD NOT TAKE INAPPROPRIATE ADVANTAGE OF HIS OR HER POSITION AS A SUPERVISED PERSON;

     o MUST TREAT AS CONFIDENTIAL THE IDENTITY OF CLIENTS AND THEIR FINANCIAL CIRCUMSTANCES AND SECURITY HOLDINGS; AND

     o MUST UNDERSTAND THAT INDEPENDENCE AND IMPARTIALITY IN THE INVESTMENT DECISION-MAKING PROCESS ARE CRITICAL.

     These minimum requirements are discussed in more detail later in this Code.

     Each Supervised Person must (i) read this Code, (ii) acknowledge receipt and understanding of it, and (iii) retain a copy of it. Any questions regarding this Code and a Supervised Person's requirements under it should be referred to the Chief Compliance Officer(3).


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          (1)Capitalized terms used in this Code shall have the meanings ascribed to them in the Definitions section of this Code to the extent their meanings are not otherwise given to them elsewhere in this Code.

          (2)In addition to being subject to this Code, all Supervised Persons are subject to other policies and procedures contained in the "Compliance Policies and Procedures -- Fayez Sarofim & Co." (the "Compliance Policies and Procedures"). For example, all Supervised Persons are subject to the "Code of Business Conduct of Fayez Sarofim & Co. and Affiliates -- Supervised Persons" contained in the Compliance Policies and Procedures.

          (3)References to the Chief Compliance Officer in this Code shall be to a Deputy Chief Compliance Officer or



CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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                        II. PROHIBITED CONDUCT

     As a general matter, a Supervised Person is prohibited from (i) engaging in, or recommending, any Covered Security transaction that places, or appears to place, his or her own interests above that of any Related Fund, Client Account, FS & Co. or a FS & Co. Affiliate(4) or (ii) any other fraudulent, deceptive or manipulative acts.(5) Specifically, a Supervised Person shall not do any of the following in connection with the purchase or sale, directly or indirectly, by such Supervised Person of a Covered Security held or to be acquired by a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate:

          (1) Employ any device, scheme or artifice to defraud a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate;

          (2) Make any untrue statement of a material fact to a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate, or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they are made, not misleading;

          (3) Engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate; or

          (4) Engage in any manipulative practice with respect to a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate.

DISCLOSURE OF INTERESTS

          A Supervised Person is prohibited from recommending a Covered Security transaction to be entered into by any Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate without disclosing his or her interest or potential interest, if any, in such Covered Security or the issuer of such Covered Security, including, without limitation:

          (1) The Supervised Person's direct or indirect beneficial ownership(6) of any Covered Security of such issuer, or its affiliates;

          (2) Any contemplated transaction by such Supervised Person involving such Covered Security; and

          (3) Any present or proposed business relationship between such issuer (or its affiliates) and such Supervised Person or any party in which such Supervised Person has a significant interest.

DISCLOSURE OF INFORMATION

          Each Investment Adviser Affiliate and each Supervised Person is prohibited from divulging the current and anticipated portfolio positions (and current and anticipated portfolio transactions), programs and studies of an Investment Adviser Affiliate, any Related Fund, any Client Account, FS & Co. or any FS & Co. Affiliate to anyone unless such divulgence is properly within its, his or her duties. Further, each Investment Adviser Affiliate and each Supervised



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     (4)Thus, the placing of one's own interests above those of a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate might result from short-term trades in a Publicly-Traded Security prior to its acquisition for a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate based on the knowledge that such Publicly-Traded Security is going to be acquired, or is likely to be acquired, for a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate.

     (5)Penalties for violations of those Federal Securities Laws pertaining to conflict of interest matters may include fines of up to $10,000, as well as jail sentences of up to five years.

     (6)The term "beneficial ownership" is explained in Appendix A.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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Person must keep in the strictest confidence the following with respect to a
Client and a former Client unless consent of the Client or former Client is obtained: (i) the identity, (ii) financial circumstances, (iii) security holdings, (iv) Non-Public Material Information and (v) advice given by FS & Co. or a FS & Co. Affiliate. In addition, each Investment Adviser Affiliate and each Supervised Person is subject to the Notice of Privacy Practices of Fayez Sarofim & Co. and its Affiliates. A Supervised Person shall not disclose to persons who are not Supervised Persons information about the trading strategy of an Investment Adviser Affiliate or a contemplated Covered Security transaction to be made on behalf of an Investment Adviser Affiliate or a Client.

DISCLOSURES WITH RESPECT TO LIMITED OFFERING VENTURES

          At least annually, each Supervised Person shall provide the Chief Compliance Officer with a list of all Limited Offering Ventures in which such Supervised Person is a direct or indirect investor.

          From time to time, each Supervised Person shall provide written assurance to the Chief Compliance Officer that, to the knowledge of such Supervised Person, any Limited Offering Venture in which such Supervised Person is a direct or indirect investor does not hold any Publicly-Traded Securities. If a Limited Offering Venture holds Publicly-Traded Securities and thus a Supervised Person is unable to provide such assurance, the Supervised Person must provide the Chief Compliance Officer with a written list of all Publicly-Traded Securities so held by such Limited Offering Venture and must continue to provide such written information on an annual basis. A Supervised Person must notify the Chief Compliance Officer in writing of any Covered Security held by a Limited Offering Venture that is to become a Publicly-Traded Security prior to the time such Covered Security becomes a Publicly-Traded Security.

INSIDER TRADING

          A Supervised Person is prohibited from engaging in any Covered Security transaction, for his or her own benefit, or the benefit of others (including any Related Fund, any Client Account, FS & Co. or any FS & Co. Affiliate), while in possession of Non-Public Material Information concerning such Covered Security. A Supervised Person is prohibited from communicating, directly or indirectly, Non-Public Material Information concerning any Covered Security to others unless such communication is properly within his or her duties as a Supervised Person.

          Legal penalties for communicating Non-Public Material Information, or trading based on such information, are severe, both for the individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

     o    CIVIL INJUNCTIONS;

     o    PERMANENT BANS FROM EMPLOYMENT IN THE SECURITIES INDUSTRY;

     o    TREBLE DAMAGES;

     o    DISGORGEMENT OF PROFITS;

     o    JAIL SENTENCES of up to 10 years;

     o FINES for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited from the violation; and

     o FINES for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this Code can be expected to result in serious sanctions by FS & Co. or the FS & Co. Affiliate involved, including possible termination of the involved person's employment

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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..

SERVICE ON A GOVERNING BODY OR AS A FIDUCIARY

          A Supervised Person may not serve as a director or other member of the governing body of an issuer of a Publicly-Traded Security without first securing the Chief Compliance Officer's approval and, assuming that the Chief Compliance Officer's approval is obtained, then securing the approval of the FS & Co. Board or the Board of Directors of the FS & Co. Affiliate to which the Supervised Person is related. The Chief Compliance Officer and such Board of Directors shall carefully scrutinize any such request by a Supervised Person. If such request by a Supervised Person is approved, the Chief Compliance Officer shall attempt to establish information barriers or other procedures to isolate such Supervised Person from investment-making decisions with respect to a Covered Security of such publicly-traded company.(7) A Supervised Person shall not enter into or maintain any outside business affiliations, including, without limitation, directorships or similar positions of private companies, consulting engagements, or charitable positions, without the Chief Compliance Officer's prior approval. In addition, a Supervised Person may not serve as a fiduciary, including, without limitation, a trustee or executor, without the Chief Compliance Officer's prior approval.

DIRECT OR INDIRECT CONTRIBUTIONS TO OR FOR A GOVERNMENT ENTITY OR CHARITY

          Neither FS & Co., a FS & Co. Affiliate nor a Supervised Person shall make political contributions to a governmental entity or to the member of the governing body of a governmental entity for the purpose of obtaining or retaining an investment advisory contract with that governmental entity. Neither FS & Co., a FS & Co. Affiliate nor a Supervised Person shall consider FS & Co.'s or a FS & Co. Affiliate's current or anticipated business relationships with a governmental entity or a charity as a factor in soliciting political or charitable donations for the governmental entity or charity, as the case may be.

COMMUNICATIONS WITH CLIENTS

          All oral and written statements made by a Supervised Person to Clients and prospective Clients or their representatives, or both, must be professional, accurate, balanced, and not misleading in any way. Each Supervised Person shall also be familiar with and comply with the following policies and procedures contained in the Compliance Policies and Procedures:
(i) General Prohibitions Against Certain Representations, Statements and Actions -- Policies and Procedures, and (ii) Prohibition Against Material Misstatements to SEC -- Policies and Procedures.

                   III. PROCEDURES FOR CLEARANCE OF PERSONAL
                            SECURITIES TRANSACTIONS

          The following procedures have been established to aid Supervised Persons in avoiding actual or perceived conflicts of interest and Insider Trading, and to aid FS & Co. and the FS & Co. Affiliates, especially the Investment Adviser Affiliates, in preventing, detecting and imposing sanctions against such conduct. Every Supervised Person must follow these procedures or risk serious sanctions, including termination of employment with FS & Co. or one or more of the FS & Co. Affiliates, substantial personal liability and criminal penalties. A Supervised Person must


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     (7)For example, please refer to the Policies and Procedures Regarding
Trading During "Blackout Periods."


CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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consult with the Chief Compliance Officer about any questions about these procedures. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Chief Compliance Officer.

          No Supervised Person may engage in any transaction involving, directly or indirectly, a Covered Security without obtaining prior approval from the Chief Compliance Officer.(8) All requests for prior approval of a transaction in a Covered Security shall be made to the Chief Compliance Officer through the submission of a form entitled "REQUEST FOR APPROVAL OF ORDERS FOR PERSONAL ACCOUNTS WITHIN FAYEZ SAROFIM & CO." From time to time, such form may be changed by the Chief Compliance Officer, but no change shall be made without the approval of the FS & Co. Board. The form shall be substantially the same in substance and form as that form attached to this Code as Appendix B, absent any changes made by the FS & Co. Board. The requesting Supervised Person shall also provide such other documents and information as the Chief Compliance Officer deems appropriate or necessary.

          If the Chief Compliance Officer is unavailable or unable to act at the time a request for prior approval of a transaction in a Covered Security is to be made, a Personal Trading Officer may consider the request and approve or disapprove the transaction. In the event that the Chief Compliance Officer is not available or unable to act, the requesting Supervised Person shall seek the approval from a Personal Trading Officer in the manner specified in the definition of a "Personal Trading Officer" in Section VII of this Code. If the Chief Compliance Officer is unavailable or unable to act, a reference to the Chief Compliance Officer in this Section III shall be a reference to the Personal Trading Officer specified in and acting in accordance with the "Personal Trading Officer" definition.

          Certain transactions in a Covered Security often involve complex issues of potential conflicts of interest or personal advantage. Examples of these transactions are IPO's, New Issue Offerings and Limited Offerings involving direct or indirect investments in Publicly-Traded Securities. Transactions involving New Issue Offerings are also subject to various SEC and financial regulatory authority rules and regulations, including restrictions on the participation by persons associated with a registered investment adviser in New Issue Offerings unless such participation is subject to exemptive relief. Thus, each Supervised Person should be aware that a Personal Trading Officer will not approve the following proposed direct or indirect purchases:

     (1) Covered Securities in any New Issue Offering, unless the purchase qualifies as a Permitted New Issue Participation, and

     (2)  Covered Securities in any IPO.

Each Supervised Person should also be aware that the following transactions in a Covered Security will not be approved unless there are extraordinary circumstances justifying such approval:

     (1)  the purchase of a Covered Security in a Limited Offering, and

     (2)  the purchase or sale of a Covered Security during Blackout Periods.

          As used in this Code, the term "engaging in any transaction involving, directly or indirectly, a Covered Security" means purchasing or selling, directly or indirectly, any Covered Security in which the Supervised Person, or by reason of such transaction would acquire, any direct or indirect beneficial ownership. Unless the Chief Compliance Officer otherwise

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          (8)No Personal Trading Officer may approve his or her own
transactions, but rather such Personal Trading Officer must obtain prior approval of his or her transactions from one of the other Personal Trading Officers.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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determines in writing, this term applies to (i) the Supervised Person, (ii) any member of the Supervised Person's immediate family (including such person's (w) spouse, (x) minor children, (y) stepchildren and (z) relatives of the Supervised Person or the Supervised Person's spouse who are sharing the Supervised Person's household), (iii) any other member of the Supervised Person's immediate household, (iv) any trust or estate where the Supervised Person or spouse is a trustee (or other fiduciary) or where the Supervised Person's minor child is a beneficiary, and (v) any person for whom the Supervised Person directs or effects transactions under a power of attorney or otherwise, provided, however, that accounts in which the Supervised Person or members of the Supervised Person's family have an economic interest, but do not participate in investment decisions, such decisions being made exclusively by independent parties, are not covered.

          The Chief Compliance Officer shall promptly notify the Supervised Person whether the request for approval of the personal Covered Security transaction is approved or denied, and the Chief Compliance Officer shall record such action and retain such record for such periods as are required by applicable Federal Securities Laws. It is expected that all orders implementing a personal Covered Security transaction will be promptly entered after notification of approval. In any event, clearance to enter an order shall be effective for only one hour after approval is given.

          Ordinarily, the Chief Compliance Officer will approve a proposed purchase or sale of a Covered Security whenever:

     (1) A Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate is not purchasing or selling, or considering for purchase or sale such Covered Security;

     (2) The Supervised Person represents that he or she does not possess Non-Public Material Information concerning the Covered Security proposed to be purchased or sold;

     (3) The Supervised Person represents that he or she has disclosed all personal interests as required by this Code; and

     (4) It does not otherwise appear to the Chief Compliance Officer, based upon the facts available at the time the request for approval is made, that the transaction in question (a) would amount to Insider Trading,
          (b) would involve a New Issue Offering, (c) would involve an IPO, (d) would involve a Limited Offering, or (e) would result in, or give the appearance of, a conflict of interest between the Supervised Person and a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate.

                      IV. ADDITIONAL REPORTING OF PERSONAL
                         COVERED SECURITY TRANSACTIONS

     Each Supervised Person, as the case may be, must cooperate with any member of the Compliance Committee in the collection, retention and maintenance of all reports required by this Code.

            CONFIRMATIONS AND STATEMENTS FROM ALL SUPERVISED PERSONS

          All Supervised Persons engaging in a personal Covered Security transaction must provide the Chief Compliance Officer with timely duplicate confirmations of such transaction. Pursuant to this Code, the Chief Compliance Officer may direct all Supervised Persons to take those steps the Chief Compliance Officer deems necessary to ensure that the Chief Compliance

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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Officer receives in a timely manner (i) duplicate copies of confirmations of a
Covered Security transaction and (ii) monthly or quarterly statements.

          The Chief Compliance Officer shall send a letter (which shall be signed by the Supervised Person), which shall be substantially the same as the form annexed hereto as Appendix C, to the broker-dealer or other entity responsible for preparation of such confirmations and statements in order to ensure receipt of duplicate confirmations and monthly statements by the appropriate FS & Co. Affiliate. All information relating to a personal Covered Security transaction received by the Chief Compliance Officer, including information from confirmations and statements, shall be treated and maintained as "Personal and Confidential", but will be available for inspection by a member of the Compliance Committee, the Board of Directors of a FS & Co. Affiliate, and individuals authorized by relevant laws to inspect such information.

                         REPORTS BY SUPERVISED PERSONS

          The following reports are required to be submitted by Supervised Persons; provided, however, such reports are not required with respect to transactions effected for, and any Covered Security held in, any account over which the Supervised Person has no direct or indirect control.(9) Under applicable Federal Securities Laws, an Investment Adviser Affiliate may report from time to time to the directors of a Related Fund some or all of the information provided by Supervised Persons pursuant to the requirements of this Code.

INITIAL HOLDINGS REPORT

          No later than ten days after an individual becomes a Supervised Person, such individual must submit to the Chief Compliance Officer an Initial Holdings Report containing the following information:

     (1) The title, number of shares and principal amount of each Covered Security in which he or she had any direct or indirect beneficial ownership when such individual became a Supervised Person;

     (2) The name of any broker, dealer or bank with whom or which such Supervised Person maintained an account in which any Covered Security was held for such Supervised Person's direct or indirect benefit as of the date he or she became a Supervised Person; and

     (3) The date that such Initial Holdings Report is submitted by such Supervised Person.

The Initial Holdings Report shall be substantially the same as that contained in Appendix D to this Code. If, after submitting the Initial Holdings Report and before submission of the Annual Holdings Report (see below), a Supervised Person opens a brokerage account, such Supervised Person is required to send written notification of such fact to the Chief Compliance Officer including the name and address of the broker and the account number of the account. Such notification must be submitted prior to engaging in any Covered Security transactions through such account.

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          (9)In order for a Supervised Person to be able to claim that he or she has no direct or indirect control over an account, such Supervised Person must submit to the Chief Compliance Officer information relating to such claim and must receive the Chief Compliance Officer's written agreement to that effect.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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ANNUAL HOLDINGS REPORTS

          On or before January 29 of each calendar year, a Supervised Person shall submit to the Chief Compliance Officer an Annual Holdings Report containing the following information which must be current as of a date no more than 30 days before the Annual Holdings Report is submitted:

     (1) The title, number of shares and principal amount of each Covered Security in which such Supervised Person had any direct or indirect beneficial ownership;

     (2) The name of any broker, dealer or bank with whom or which such Supervised Person maintained an account in which any Covered Security is held for such Supervised Person's direct or indirect benefit;

     (3) The name, address and person to contact of each Limited Offering Venture in which such Supervised Person is a direct or indirect investor; and

     (4) The date on which such Annual Holdings Report is submitted by such Supervised Person.

The Annual Holdings Report shall be in substantially the same form as Appendix E to this Code.

        REPORTS BY THOSE SUPERVISED PERSONS WHO ARE ALSO ACCESS PERSONS

QUARTERLY TRANSACTION REPORTS

          No later than ten days after the end of a calendar quarter, a Supervised Person who is an Access Person must submit to the Chief Compliance Officer a Quarterly Transaction Report containing the following information:

     (1) With respect to any Covered Security transaction during the quarter in which the Access Person had any direct or indirect beneficial ownership:

          (a) The date of the transaction, the title and exchange ticker symbol or CUSIP number, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

          (b) The nature of the transaction (I.E., purchase, sale, or any other type of acquisition or disposition);

          (c)  The price at which the Covered Security transaction was effected;

          (d) The name of the broker, dealer or bank with or through which the Covered Security transaction was effected; and

          (e)  The date on which the report is submitted by the Access Person.

     (2) With respect to any account established by the Access Person in which any Covered Security was held during the quarter for the direct or indirect benefit of the Access Person:

          (a) The name of the broker, dealer or bank with whom or which such Access Person established the account;

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011


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          (b)  The date the account was established; and

          (c)  The date on which the report is submitted by the Access Person.

The Quarterly Transaction Report shall be in substantially the same form as that contained in Appendix F to this Code.

          The Quarterly Transaction Report will not be required if the Chief Compliance Officer causes a report to be prepared for an Access Person for a calendar quarter and (i) such alternate Quarterly Transaction Report is confirmed in writing, dated and returned by such Access Person to the Chief Compliance Officer within 10 days after the end of the calendar quarter to which such alternate Quarterly Transaction Report relates and (ii) such confirmation by such Access Person specifically confirms that all of the information required to be included in a Quarterly Transaction Report is set forth in such alternate Quarterly Transaction Report.

MONITORING OF INITIAL HOLDING REPORTS, ANNUAL REPORTS AND QUARTERLY TRANSACTION
                                    REPORTS

          The Chief Compliance Officer shall review and monitor, or cause to be reviewed and monitored, the following reports for accuracy and unusual or suspicious activity or trading patterns: Initial Holdings Reports, Annual Reports and Quarterly Transaction Reports. The FS & Co. Board shall designate an individual who is to be responsible for reviewing and monitoring the Chief Compliance Officer's Initial Holdings Reports, Annual Reports and Quarterly Transaction Reports . Regardless of who performs the review and monitoring functions, that individual shall file written reports of any suspected violations of this Code with the Chief Compliance Officer in the event that he or she is not the reviewer, and with the Compliance Committee, if the Chief Compliance Officer is the reviewer. The Chief Compliance Officer or the Compliance Committee, as the case may be, shall determine the next course of action, including, without limitation, further investigation or informing the FS & Co. Board or the Board of the relevant FS & Co. Affiliate.

                        SUPERVISED PERSON QUESTIONNAIRE

          Each Supervised Person shall complete a questionnaire substantially in the form of Appendix G at such times as requested by the Chief Compliance Officer.

V. CERTAIN GUIDELINES TO CONSIDER BEFORE INVESTING

          Before seeking approval for engaging in any personal Covered Security transaction, a Supervised Person should consider at least the answers to the following questions:

          (1) Is the Covered Security involved also a Covered Security being purchased or sold or subject to a program for purchase or sale by a Related Fund or a Client Account?

          (2) Is a Related Fund or other Client Account considering the Covered Security for purchase or sale? A Covered Security is being considered for purchase or sale whenever a recommendation to purchase or sell such Covered Security has been made to an investment officer of a Related Fund, or a principal of an Investment Adviser Affiliate for a Client Account, and such person has not affirmatively rejected such recommendation.

With respect to a Covered Security about which a Supervised Person may have Non-Public Material Information, the Supervised Person should consider at least the answers to the

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011
following questions before trading for himself or herself or others, including Related Funds or Client Accounts:

          (1) Is the information "material information"? Is this information that an investor would consider important in making his or her investment decision? Is this information that would substantially affect the market price of the Covered Security if generally disclosed?

          (2) Is the information "non-public"? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in the DOW JONES news wire service, REUTERS ECONOMIC SERVICES, THE WALL STREET JOURNAL or other publications of general circulation?

          If, after consideration of the items set forth above, there is any unresolved question as to the applicability or interpretation of the foregoing procedures or as to the propriety of trading on such information, a Supervised Person should contact the Chief Compliance Officer before trading or communicating the information to anyone.

           VI. RESTRICTING ACCESS TO MATERIAL NON-PUBLIC INFORMATION

          Information in a Supervised Person's possession that the Supervised Person or others have identified as Non-Public Material Information may not be communicated to anyone, including Supervised Persons of FS & Co. and all FS & Co. Affiliates, except the Chief Compliance Officer or another member of the Compliance Committee. In addition, care should be taken so that such Non-Public Material Information is secure. For example, files containing Non-Public Material Information should be sealed and access to computer files containing Non-Public Material Information should be restricted.

                                VII. DEFINITIONS

          Capitalized terms used in this Code shall have the following meanings unless their meanings have been given to them elsewhere in this Code.

          ACCESS PERSON: means a director, an officer and any Employee (i) who, in connection with his or her regular functions or duties, makes, participates in or obtains information with respect to (a) the purchase or sale of securities for Client Accounts, a Related Fund, FS & Co. or a FS & Co. Affiliate or (b) the recommendations of such purchases or sales, or (ii) whose functions relate to the making of any recommendations with respect to such purchases or sales. At all times, the Chief Compliance Officer shall maintain a then current list of Access Persons.

          BLACKOUT PERIODS: means the Issuer Imposed Blackout Period and the Securities Law Blackout Period as those terms are defined in the "Policies and Procedures Regarding Trading During 'Blackout Periods'" of FS & Co. and Affiliates.

          CHIEF COMPLIANCE OFFICER: means the individual designated as such in the Compliance Policies and Procedures. A reference to the Chief Compliance Officer shall be a reference to the Deputy Chief Compliance Officer if the Chief Compliance Officer is unavailable or unable to act at the time the Chief Compliance Officer is to act or is requested to act.

          CLIENT: means an entity, organization or individual that is receiving investment management or supervisory services from FS & Co. or a FS & Co. Affiliate.

          CLIENT ACCOUNT: means the account of a Client that holds assets and that receives investment management or supervisory services from FS & Co. or a FS & Co. Affiliate.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

          COMPLIANCE COMMITTEE: means the same individuals then serving as members of the Compliance Committee established by, and operated in accordance with, the Compliance Policies and Procedures.

          COMPLIANCE POLICIES AND PROCEDURES: means the then current Compliance Policies and Procedures adopted by FS & Co.

          COVERED SECURITY: means any stock, bond, note or other obligations, future, investment contract, or any other investment that is considered a security under the Investment Advisers Act (SEE Section 2(a)(36) of the Investment Company Act, the text of which is also set forth in Appendix A). For example and without limitation, a Covered Security includes: (i) options on securities, on indexes, and on currencies, (ii) all kinds of limited partnership interests, (iii) foreign unit trusts and foreign mutual funds, and
(iv) private investment funds, hedge funds and investment clubs. For purposes of this Code, a Covered Security includes: (i) direct obligations of the United States government (for example, treasury securities) and (ii) shares of Related Funds. The following are excluded from the definition of a Covered Security:
(i) bankers acceptances, bank certificates of deposit, commercial paper and high-quality short-term debt obligations, including repurchase agreements, (ii) shares issued by money-market funds, (iii) shares of open end funds that are Unrelated Funds and (iv) shares issued by unit investment trusts that are invested exclusively in one or more open-end Funds that are Unrelated Funds.

          DEPUTY CHIEF COMPLIANCE OFFICER: means an individual designated as such in the Compliance Policies and Procedures.

          EMPLOYEE: means an individual having an employer-employee relationship with FS & Co. or a FS & Co. Affiliate.

          EXEMPT ISSUER: means an issuer of securities that is not required to file reports with the SEC.

          FEDERAL SECURITIES LAWS: means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the SEC or the U.S. Department of the Treasury.

          FINRA: means the Financial Industry Regulatory Authority. See the definition of NASD below.

FS & CO.: means Fayez Sarofim & Co., a Texas corporation.

          FS & CO. AFFILIATE: means an entity or organization that is controlled by, that controls, or that is under common control with FS & Co.

          FS & CO. BOARD: means the Board of Directors of FS & Co.

          FUND: means an "investment company" within the meaning of the Investment Company Act.

          INSIDER TRADING: means trading in a Covered Security while in possession of Non-Public Material Information.

          INVESTMENT ADVISER AFFILIATE: means FS & Co. or any FS & Co. Affiliate that is registered as an investment adviser in accordance with the Investment Advisers Act.

          INVESTMENT ADVISERS ACT: means the Investment Advisers Act of 1940, as amended.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

          INVESTMENT COMPANY ACT: means the Investment Company Act of 1940, as amended.

          IPO: means an "initial public offering," that is, an offering registered with the SEC, the issuer of which, immediately before the registration, was an Exempt Issuer.

          LIMITED OFFERING: means a private placement offering which is exempt from registration with the SEC, as well as an offering that is not public under Federal Securities Laws.

          LIMITED OFFERING VENTURE: means the entity or other business arrangement that makes a Limited Offering.

          NASD: means the National Association of Securities Dealers as it existed before it became part of the Financial Industry Regulatory Authority ("FINRA"). References to NASD should be viewed as references to FINRA where appropriate.

          NEW ISSUE OFFERING: means any IPO made pursuant to a registration statement or offering circular of a Covered Security which is an equity security.

          NON-PUBLIC MATERIAL INFORMATION: means information that is both "non-public information" and "material information."

               "Non-public information" is information, which has not been effectively communicated to the marketplace. In order for information to be other than "non-public", one must be able to point to some fact to establish that the information is generally public. For example, information appearing in the DOW JONES news wire service, REUTERS ECONOMIC SERVICES, THE WALL STREET JOURNAL or other publications of general circulation would be considered information that has been effectively communicated to the marketplace.

               "Material information" is information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have an effect on the price of an issuer's Securities. Information that should be considered material includes, without limitation, (i) dividend changes, (ii) earnings estimates, (iii) changes in previously released earnings estimates,
          (iv) significant expansion or curtailment of operations, (v) a significant increase or decline in orders, (vi) significant new products or discoveries, (vii) extraordinary borrowing, (viii) purchase or sale of substantial assets, (ix) significant merger or acquisition proposals or agreements, (x) major litigation, (xi) liquidity problems, and (xii) extraordinary management developments. Material information does not have to relate to an issuer's business. For example, information about the contents of a forthcoming newspaper or magazine article that is expected to affect the price of a Security should be considered material. Similarly, recommendations with respect to Securities and information concerning significant transactions that an Investment Adviser Affiliate intends to execute on behalf of a Related Fund, a Client Account or an Investment Adviser Affiliate could be material information and is prohibited from being communicated.

          PERMITTED NEW ISSUE PARTICIPATION: means an indirect participation by a Supervised Person in a New Issue Offering through the Supervised Person's ownership of an interest in a Limited Offering Venture which makes the direct purchase of the Covered Security in the New Issue Offering, PROVIDED, HOWEVER, that the Supervised Person's interest in such direct investment together with the interests of all other "restricted persons" (as such term is defined in FINRA Rule 5130 or corresponding provisions of any successor rule) in such direct

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007,
MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011
investment do not exceed 10% of such direct investment. For purposes of this definition the Supervised Person having the indirect participation is treated as a "restricted person" within the meaning of FINRA Rule 5130 or corresponding provisions of any successor rule.

          PERSONAL TRADING OFFICER: means an individual designated by the FS & Co. Board to approve personal securities transactions in the event that the Chief Compliance Officer is unavailable or unable to act. As of June 14, 2012, such other designated individuals are Laurie Lonergan and Glenn Blackman (after Blackman's retirement, John Colucci). Requests for approvals from a Personal Trading Officer shall be first addressed to Laurie Lonergan and secondly to Glenn Blackman/John Colucci. Changes to the designated individuals may be made by either a communication to all Supervised Persons or by amendment of this Code.

          PUBLICLY-TRADED SECURITY: means a Covered Security the issuer of which is subject to registration with the SEC.

          RELATED FUND: means a Fund that is advised or sub-advised by an Investment Adviser Affiliate.

          SEC: means the United States Securities and Exchange Commission.

          SUPERVISED PERSON: means (i) an officer of an Investment Adviser Affiliate, (ii) a member of an Investment Adviser Affiliate's Board of Directors or other person occupying a similar status or performing similar functions (such member or other person being a "Director"), (iii) an Employee of an Investment Adviser Affiliate, and (iv) any other person who is providing investment advice on behalf of an Investment Adviser Affiliate and who is subject to that Investment Adviser Affiliate's supervision and control.

          UNRELATED FUND: means a Fund that is neither advised nor sub-advised by an Investment Adviser Affiliate.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

APPENDICES:

Appendix A -- "What Constitutes A Security?" and "What Is Beneficial Ownership?" Appendix B -- Request For Approval of Orders For Personal Accounts
Appendix C -- Letter to Broker/Dealer Appendix D -- Initial Holdings Report Appendix E -- Annual Holdings Report
Appendix F -- Access Person Quarterly Transaction Report
Appendix G -- Supervised Person Questionnaire

















CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

                     CODE OF ETHICS --- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX A

                         WHAT CONSTITUTES A "SECURITY"?

          The Investment Advisers Act defines a "security" as any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase, any of the foregoing.

                    WHAT CONSTITUTES "BENEFICIAL OWNERSHIP"?

          Covered Securities owned of record or held in your name are generally considered to be beneficially owned by you.

          Covered Securities held in the name of any other person are deemed to be beneficially owned by you if by reason of any contract, understanding, relationship, agreement or other arrangement, you obtain from such arrangements benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such Covered Securities. Beneficial ownership includes Covered Securities held by others for your benefit (regardless of record ownership); for example, without limitation, beneficial ownership would include: (i) Covered Securities held for you or members of your immediate family (defined below for purposes of this paragraph), by agents, custodians, brokers, trustees, executors or other administrators; (ii) Covered Securities owned by you, but which have not been transferred into your name on the books of the issuer; (iii) Covered Securities which you have pledged; and
(iv) Covered Securities owned by a corporation that should be regarded as your personal holding corporation. As a natural person, beneficial ownership is deemed to include Covered Securities held in the name of, or for the benefit of, your immediate family, unless because of special and countervailing circumstances, you do not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such Covered Securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such Covered Securities. You are also deemed the beneficial owner of Covered Securities held in the name of some other person, even though you do not obtain benefits of ownership, if you can vest or re-vest title in yourself at once, or at some future time. For purposes of this paragraph, "immediate family" means your spouse, your minor children and stepchildren and your relatives, or relatives of your spouse, who are sharing your home or who are directors or officers of the issuer of the security or a subsidiary.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

          In addition, the SEC has promulgated certain rules which provide that a person shall be deemed the beneficial owner of a security if he or she has the right to acquire beneficial ownership of such security at any time (within 60 days) including, but not limited to, any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; or (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement.

          With respect to ownership of Covered Securities held in trust, beneficial ownership includes (i) the ownership of Covered Securities as a trustee in instances where either you as trustee or a member of your "immediate family" (defined below for purposes of this paragraph) has a vested interest in the income or corpus of the trust, (ii) the ownership by you of a vested beneficial interest in the trust and (iii) the ownership of Covered Securities as a settlor of a trust in which you as the settlor have the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exceptions to these trust beneficial ownership rules exist, including an exception for instances where beneficial ownership is imposed solely by reason of your being settlor or beneficiary of the Covered Securities held in trust and the ownership, acquisition and disposition of such Covered Securities by the trust is made without your prior approval as settlor or beneficiary. For purposes of this paragraph, your "immediate family" means (i) your son or daughter (including your legally adopted child) or any descendant of either,
(ii) your stepson or stepdaughter, (iii) your father or mother or any ancestor of either, (iv) your stepfather or stepmother and (v) your spouse.

          The SEC has promulgated rules with respect to indirect beneficial ownership. To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus traded or invested. A general partner in a partnership is considered to have indirect beneficial ownership in the Covered Securities held by the partnership to the extent of his or her PRO RATA interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of any indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, any Investment Company, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

          Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

          The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, it may be possible to establish the lack of beneficial ownership of Covered Securities held by others.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

                     CODE OF ETHICS --- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES
                                   APPENDIX B

REQUEST FOR APPROVAL OF ORDERS FOR PERSONAL ACCOUNTS WITHIN FAYEZ SAROFIM & CO.

Account Name:______________________      Brokerage Firm:_____________________      Approved By:___________________
Portfolio Number:__________________      Reg. Representative:________________      Approval Date:__________________
Broker Account Number:_____________      Phone Number:_______________________      Approval Time:__________________


    SELL
 POSITION                                  TRADE    TIME ORDER    PRICE WHEN   EXECUTION
ELIMINATED    SHARES TICKER    SECURITY    DENIED    PLACED      ORDER PLACED   PRICE

    []        _____________    ________    ______   __________   ____________  _________




BUY
NEW                                        TRADE   TIME ORDER     PRICE WHEN   EXECUTION
POSITION      SHARES TICKER    SECURITY    DENIED    PLACED      ORDER PLACED    PRICE

     []        _____________    ________    ______   __________   ____________  _________







--------------------------------------------------------------------------------
TRADING DEPT:

   TIME THAT ORDER WAS RECEIVED:_______    TIME THAT ORDER WAS CONFIRMED:_______
--------------------------------------------------------------------------------

PLEASE NOTE: All trades must be approved by the Chief Compliance Officer or a Personal Trading Officer prior to execution. If a Security transaction is denied, a new request form must be submitted and approved before any trade is permissible. Personal trades are to be handled by Trading unless other arrangements are made with the Chief Compliance Officer. If the trade is not executed within one hour of approval, it must be approved again.

          I have disclosed all interests or potential interests with respect to these Securities transactions which are required to be disclosed pursuant to the Code of Ethics of Fayez Sarofim & Co. and Affiliates and I do not possess any Non-Public Material Information (as defined in such Code) with respect to the issuers of the Securities set forth above.

Date: _______________________                Signature: ________________________


CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

                     CODE OF ETHICS --- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX C

                                 BROKER LETTER

                                      Date

Contact Broker/Dealer
Address
Dear Madam or Sir:

          This letter will serve as our request for duplicate trade confirms and monthly statements pertaining to the account referenced below to be sent to the Chief Compliance Officer of Fayez Sarofim & Co. at the address indicated above.

          Account Name:

          Account Number:

          Thank you for your assistance with this matter.

                                        Sincerely yours,

                                        Chief Compliance Officer

          My signature below evidences that I am subject to the Code of Ethics - Supervised Persons of Fayez Sarofim & Co. that requires me to provide the Chief Compliance Officer of Fayez Sarofim & Co. with certain personal information. Thus, please comply with the request set forth above.

                                        Sincerely yours,



                                        Signature
                                        Print Name

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

                     CODE OF ETHICS --- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX D

                            INITIAL HOLDINGS REPORT

                            AS OF ____________, ____

          THIS REPORT PERTAINS TO ALL COVERED SECURITIES (AS DEFINED IN THE CODE OF ETHICS -- SUPERVISED PERSONS OF FAYEZ SAROFIM & CO. AND AFFILIATES) (THE "CODE") AND RELATED ACCOUNTS IN WHICH ANY OF THE FOLLOWING MAINTAIN A BENEFICIAL(10) INTEREST: (I) YOU, (II) MEMBERS OF YOUR IMMEDIATE FAMILY, (III) ANY OTHER MEMBER OF YOUR IMMEDIATE HOUSEHOLD, (IV) ANY TRUST OR ESTATE OF WHICH YOU OR YOUR SPOUSE IS A TRUSTEE OR FIDUCIARY OR A BENEFICIARY, OR OF WHICH YOUR MINOR CHILD IS A BENEFICIARY, OR (V) ANY PERSON FOR WHOM YOU DIRECT OR EFFECT TRANSACTIONS UNDER A POWER OF ATTORNEY OR OTHERWISE. IF NONE, WRITE NONE.

WITH RESPECT TO EACH SECURITY:

--------------------------------------------------------------------------------
NAME OF ISSUER OR TITLE                     NUMBER OF SHARES OR PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------
     (10)If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code.



CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

     WITH RESPECT TO ANY BROKER, DEALER OR BANK WITH WHOM OR WHICH YOU MAINTAINED AN ACCOUNT IN WHICH ANY SECURITY WAS HELD FOR YOUR DIRECT OR INDIRECT BENEFIT AS OF THE DATE YOU BECAME A SUPERVISED PERSON:

--------------------------------------------------------------------------------
NAME                                                     ADDRESS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     WITH RESPECT TO ANY SECURITY INVOLVING A LIMITED OFFERING VENTURE(11) PROVIDE THE FOLLOWING WITH RESPECT TO EACH SECURITY HELD BY THE LIMITED OFFERING VENTURE.

--------------------------------------------------------------------------------
NAME OF ISSUER OR TITLE                    NUMBER OF SHARES OR PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



_____________________________                        ___________________________
DATE THIS REPORT IS SUBMITTED                        SUPERVISED PERSON SIGNATURE

----------
     (11)See the Code for the definition of a Limited Offering Venture.





CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

                     CODE OF ETHICS --- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX E

                             ANNUAL HOLDINGS REPORT

                            AS OF ____________, ____

          This Report pertains to all Covered Securities (as defined in the Code of Ethics -- Supervised Persons of Fayez Sarofim & Co. and Affiliates (the "Code") in which any of the following maintain a beneficial(12) interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary of beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney of otherwise. If none, write NONE.

          WITH RESPECT TO EACH SECURITY:

--------------------------------------------------------------------------------
NAME OF ISSUER OR TITLE                    NUMBER OF SHARES OR PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------
          (12)If you have any questions about "beneficial ownership or interests, refer to Appendix A of the Code of Ethics -- Supervised Persons of Fayez Sarofim & Co. and Affiliates (the "Code").


CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

WITH RESPECT TO ANY BROKER, DEALER OR BANK WITH WHOM OR WHICH YOU MAINTAINED AN ACCOUNT IN WHICH ANY SECURITY WAS HELD FOR YOUR DIRECT OR INDIRECT BENEFIT AS OF THE DATE YOU BECAME A SUPERVISED PERSON:

--------------------------------------------------------------------------------
NAME                                                       ADDRESS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WITH RESPECT TO ANY SECURITY INVOLVING A LIMITED OFFERING VENTURE(13) PROVIDE THE FOLLOWING WITH RESPECT TO EACH SECURITY HELD BY THE LIMITED OFFERING VENTURE ENTITY:

--------------------------------------------------------------------------------
NAME OF ISSUER OR TITLE                    NUMBER OF SHARES OR PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


_____________________________                       ___________________________
Date this Report is submitted                       Supervised Person Signature


----------
     (13)See the Code for the definition of a Limited Offering Venture.




CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

                     CODE OF ETHICS --- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX F

ACCESS PERSON QUARTERLY TRANSACTION REPORT [TO BE SUBMITTED WITHIN 10 DAYS AFTER
                       THE END OF EACH CALENDAR QUARTER]

                            AS OF ____________, ____

          This Report covers the calendar quarter ended and pertains to Covered Securities(14) transactions during such calendar quarter and Covered Securities accounts in which any of the following maintain a beneficial(15) interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney or otherwise. If none, write NONE.

WITH RESPECT TO EACH COVERED SECURITY TRANSACTION INVOLVING STOCK:


--------------------------------------------------------------------------------
                 NATURE                    NUMBER OF
DATE      (E.G., BUY, SELL )      PRICE      SHARES      ISSUER   NAME OF BROKER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------
     (14)"Covered Securities" and "Securities" are defined in the Code of Ethics -- Supervised Persons of Fayez Sarofim & Co. and Affiliates (the "Code").

     (15)If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code.

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

WITH RESPECT TO EACH COVERED SECURITY TRANSACTION INVOLVING DEBT:


--------------------------------------------------------------------------------
           BUY                                 INT. RATE/
           OR                   PRINCIPAL       MATURITY               NAME OF
DATE      SELL      PRICE           AMT.         DATE        ISSUER    BROKER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WITH RESPECT TO ANY BROKER, DEALER OR BANK WITH WHOM OR WHICH YOU ESTABLISHED AN ACCOUNT IN THE CALENDAR QUARTER AND IN WHICH ANY SECURITY WAS HELD FOR YOUR DIRECT OR INDIRECT BENEFIT:

--------------------------------------------------------------------------------
NAME                                                            ADDRESS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


_____________________________                         _______________________
Date this Report is submitted                         Access Person Signature


CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

                     CODE OF ETHICS --- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX G

AS AN SUPERVISED PERSON OF A FS & CO. AFFILIATE (AS DEFINED IN THE CODE OF ETHICS --SUPERVISED PERSONS OF FAYEZ SAROFIM & CO. AND AFFILIATES), PLEASE (1) ANSWER EACH OF THE FOLLOWING QUESTIONS WITH "YES" OR "NO", AND (2) SIGN AND DATE IN THE SPACE PROVIDED BELOW.

I. IN THE PAST TEN YEARS HAVE YOU BEEN CONVICTED OF OR PLEADED GUILTY OR NOLO CONTENDRE ("NO CONTEST") TO:

    (A) A FELONY OR MISDEMEANOR INVOLVING:

    1.  INVESTMENT OR AN INVESTMENT-RELATED BUSINESS   YES______   NO_______

    2. FRAUD, FALSE STATEMENTS, OR OMISSIONS           YES______   NO_______

    3. WRONGFUL TAKING OF PROPERTY OR                  YES______   NO_______

    4. BRIBERY, FORGERY, COUNTERFEITING, OR EXTORTION? YES______   NO_______

    (B) ANY OTHER FELONY?                              YES______   NO_______



II. HAS ANY COURT:

    (A) IN THE PAST TEN YEARS, ENJOINED YOU IN CONNECTION WITH ANY INVESTMENT-
        RELATEDACTIVITY?                               YES______   NO_______



    (B) EVER FOUND THAT YOU WERE INVOLVED IN A VIOLATION OF INVESTMENT-RELATED
        STATUTES OR REGULATIONS?                       YES______   NO_______


III. HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE COMMODITY FUTURES TRADING COMMISSION EVER:

     (A) FOUND YOU TO HAVE MADE A FALSE STATEMENT
         OR OMISSION?                                  YES______   NO_______

     (B) FOUND YOU TO HAVE BEEN INVOLVED IN A
         VIOLATION OF ITS REGULATIONS OR
         STATUTES?                                     YES______   NO_______

     (C) WITH RESPECT TO ANY INVESTMENT RELATED
         BUSINESS IN WHICH YOU WERE AUTHORIZED TO
         DO BUSINESS, FOUND YOU TO HAVE BEEN A CAUSE
         OF SUCH INVESTMENT-RELATED BUSINESS'S
         AUTHORIZATION TO DO BUSINESS BEING
         DENIED, SUSPENDED, REVOKED, OR
         RESTRICTED?                                   YES______   NO_______



CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

     (D) ENTERED AN ORDER DENYING, SUSPENDING OR
         REVOKING YOUR REGISTRATION OR OTHERWISE
         DISCIPLINED YOU BY RESTRICTING YOUR
         ACTIVITIES?                                   YES______   NO_______


IV. HAS ANY OTHER FEDERAL REGULATORY AGENCY OR ANY STATE REGULATORY AGENCY:

     (A) EVER FOUND YOU TO HAVE MADE A FALSE STATEMENT
         OR OMISSION OR BEEN DISHONEST, UNFAIR, OR
         UNETHICAL?                                    YES______   NO_______


     (B) EVER FOUND YOU TO HAVE BEEN INVOLVED IN A
         VIOLATION OF INVESTMENT REGULATIONS OR
         STATUTES?                                     YES______   NO_______


     (C) EVER FOUND YOU TO HAVE BEEN THE CAUSE OF
         AN INVESTMENT-RELATED BUSINESS HAVING YOUR
         AUTHORIZATION TO DO BUSINESS DENIED, SUSPENDED,
         REVOKED, OR RESTRICTED?                       YES______   NO_______


     (D) IN THE PAST TEN YEARS, ENTERED AN ORDER
         AGAINST YOU IN CONNECTION WITH
         AN INVESTMENT-RELATED ACTIVITY?               YES______   NO_______


     (E) EVER DENIED, SUSPENDED, OR REVOKED YOUR
         REGISTRATION OR LICENSE, PREVENTED YOU FROM
         ASSOCIATING WITH AN INVESTMENT-RELATED BUSINESS,
         OR OTHERWISE DISCIPLINED YOU BY RESTRICTING
         YOUR ACTIVITIES?                              YES______   NO_______


     (F) EVER REVOKED OR SUSPENDED YOUR LICENSE AS
         AN ATTORNEY OR ACCOUNTANT?                    YES______   NO_______



V. HAS ANY SELF-REGULATORY ORGANIZATION OR COMMODITIES EXCHANGE EVER:

     (A) FOUND YOU TO HAVE MADE A FALSE STATEMENT
         OR OMISSION?                                  YES______   NO_______


     (B) FOUND YOU TO HAVE BEEN INVOLVED IN A
         VIOLATION OF ITS RULES?                       YES______   NO_______


     (C) FOUND YOU TO HAVE BEEN THE CAUSE OF AN
         INVESTMENT-RELATED BUSINESS
         HAVING ITS AUTHORIZATION TO DO BUSINESS
         DENIED, SUSPENDED, REVOKED,
         OR RESTRICTED?                                YES______   NO_______


     (D) DISCIPLINED YOU BY EXPELLING OR SUSPENDING
         YOU FROM MEMBERSHIP, BY
         BARRING OR SUSPENDING YOUR ASSOCIATION WITH
         OTHER MEMBERS, OR BY
         OTHERWISE RESTRICTING YOUR ACTIVITIES?        YES______   NO_______

CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011

VI. HAS ANY FOREIGN GOVERNMENT, COURT, REGULATORY AGENCY, OR EXCHANGE EVER ENTERED AN ORDER AGAINST YOU RELATED TO INVESTMENTS OR FRAUD?
                                                       YES______   NO_______

VII. ARE YOU NOW THE SUBJECT OF ANY PROCEEDING THAT COULD RESULT IN A 'YES' ANSWER TO ANY OF THE ABOVE QUESTIONS?
                                                       YES______   NO_______

VIII. HAS A BONDING COMPANY DENIED, PAID OUT ON, OR REVOKED A BOND FOR
      YOU?
                                                       YES______   NO_______

IX.   DO YOU HAVE ANY UNSATISFIED JUDGMENTS OR LIENS AGAINST YOU?
                                                       YES______   NO_______

X. HAVE YOU EVER BEEN A SECURITIES FIRM OR AN ADVISORY AFFILIATE OF A SECURITIES FIRM THAT HAS BEEN DECLARED BANKRUPT, HAD A TRUSTEE APPOINTED UNDER THE SECURITIES INVESTOR PROTECTION ACT, OR HAD A DIRECT PAYMENT PROCEDURE BEGUN?
                                                      YES______   NO_______

XI. HAVE YOU, EVER FAILED IN BUSINESS, MADE A COMPROMISE WITH CREDITORS, FILED A BANKRUPTCY PETITION OR BEEN DECLARED BANKRUPT?
                                                      YES______   NO_______







SIGNATURE OF SUPERVISED PERSON:

PRINTED NAME OF SUPERVISED PERSON:





CODE OF ETHICS -- SUPERVISED PERSONS
EFFECTIVE JUNE 14, 2012
PREVIOUS REVISION DATES: OCTOBER 5, 2004, MARCH 31, 2006, MARCH 31, 2007, MARCH 31, 2008, DECEMBER 31, 2009 & JULY 29, 2011